                                                                   EXHIBIT 10.11

                             INVESTMENT AGREEMENT
                             --------------------
                          (Series E Preferred Stock)

     THIS IS AN INVESTMENT AGREEMENT (this "Agreement") made and dated as of September 10, 1999 by and:

among:    GREENWICH TECHNOLOGY PARTNERS, INC., a Delaware corporation (the
-----
          "Corporation");

and:      those parties identified on the "Schedule of Investors" attached to
---
          this Agreement as Exhibit A under the heading "Investor" (each an
                            ---------
          "Initial Investor"), and the parties executing a counterpart signature page hereto as an additional investor (each an "Additional Investor" and collectively, the "Series E Investors").

     The Corporation and the Series E Investors agree as follows:

     1.   DEFINITIONS. As used in this Agreement, each of the following terms is
          -----------
used as follows:

          "Affiliate": With respect to any particular Person, any other Person directly or indirectly, controlling, controlled by or under common control with such Person.

          "Books and Records":  The books and records of the Corporation.

          "Business": The computer networking and related consulting business conducted by the Corporation.

          "Common Stock":  As defined in Section 4.2.

          "Environmental Laws": All Laws governing the use, storage, shipment, handling, disposal, discharge, release, cleanup, reporting, labeling, warning, workplace disclosure or monitoring of Hazardous Materials, or otherwise relating to environmental pollution or environmental protection, including, as may be applicable to environmental matters, the common law respecting nuisance, trespass, tortious liability and strict liability.

          "Financial Statements": The Corporation's (i) audited balance sheet for the period ending December 31, 1998 and the related statements of income, retained earnings and changes in financial position for such fiscal period and
(ii) unaudited balance sheet for the period ending June 30, 1999 and the related statements of income, retained earnings and changes in financial position for such fiscal period.

          "Hazardous Materials": All substances, in whatever form or concentration, which are classified as hazardous, toxic or dangerous or as pollutants or contaminants under any Environmental Laws. "Hazardous Materials" specifically include gasoline, oil and other petroleum products, their fractions and their constituent and residual compounds and by-products, and radon, asbestos, lead-based paint, ureaformaldehyde and PCB's. Where under applicable Environmental Laws a jurisdiction exercises the authority to establish stricter requirements regarding Hazardous Materials or to define Hazardous Materials more inclusively, the stricter requirements and more inclusive definitions shall apply with respect to the operations of the Business which are located or conducted within such jurisdictions or which are otherwise subject to its authority.

          "Laws": All material laws, statutes, ordinances, rules, regulations and other requirements having the force of law promulgated by any governmental authority, commission, agency or body which are applicable to the Corporation or the Business, in each case whether local, state, or federal.

          "Liabilities": All liabilities or obligations of the Corporation of any kind or description, whether accrued, absolute, contingent or otherwise.

          "Liens": All liens, security interests, pledges, mortgages, encumbrances, claims, charges, agreements and rights of others of any nature whatsoever.

          "Losses": Any loss, claim, liability, penalty, damage, cost or expense, whether direct or indirect, special or consequential, including reasonable attorney's fees.

          "Order": Any order, writ, decree, ruling, award, injunction or other directive or requirement having the force of law issued by any court, tribunal, administrative agency, other governmental authority, or arbitrator, in each case whether local, state or federal which is applicable to the Corporation.

          "Person": Any natural person, corporation, partnership (general, limited or otherwise), limited liability company, trust, association, joint venture, governmental body or agency or other entity having legal status of any kind.

          "Preferred Shareholders":  As defined in Section 2.2.

          "Preferred Shares": All outstanding Series A Shares, Series B Shares, Series C Shares, Series D Shares and Series E Shares.

          "Proceeding": Any litigation, lawsuit, arbitration, mediation, grievance, hearing, investigation or other legal, administrative, governmental or private party proceeding or enforcement action.

          "Registration Rights Agreement":  As defined in Section 2.3.

          "Series A Shares": Shares of Series A Preferred Stock, $.01 par value per share, having the rights, preferences, privileges, restrictions and other matters set forth in the Third Amended and Restated Certificate of Incorporation of the Corporation.

          "Series B Shares": Shares of Series B Preferred Stock, $.01 par value per share, having the rights, preferences, privileges, restrictions and other matters set forth in the Third Amended and Restated Certificate of Incorporation of the Corporation.

          "Series C Shares": Shares of Series C Preferred Stock, $.01 par value per share, having the rights, preferences, privileges, restrictions and other matters set forth in the Third Amended and Restated Certificate of Incorporation of the Corporation.

          "Series D Shares": Shares of Series D Preferred Stock, $.01 par value per share, having the rights, preferences, privileges, restrictions and other matters set forth in the Third Amended and Restated Certificate of Incorporation of the Corporation.

          "Series D Warrants": Warrants to purchase Series D Shares.

          "Series E Shares": Shares of Series E Preferred Stock, $.01 par value per share, having the rights, preferences, privileges, restrictions and other matters set forth in the Third Amended and Restated Certificate of Incorporation of the Corporation.

          "Shareholders' Agreement":  As defined in Section 2.2.

     2.   PURPOSE AND BACKGROUND.
          ----------------------

          2.1. Sale of Series E Shares.  The Corporation desires to sell to the
               -----------------------
Series E Investors an aggregate of not more than 11,848,342 Series E Shares, and the Series E Investors desire to purchase such Series E Shares from the Corporation in the amounts and for the aggregate purchase prices as set forth on the Schedule of Investors attached hereto as Exhibit A, all on the terms and
                                             ---------
conditions set forth in this Agreement.

          2.2  The Closing.
               -----------

          (a) The initial closing ("Initial Closing") of the sale and purchase of up to 7,582,940 of the Series E Shares under this Agreement shall take place at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts, at 1:00 p.m. on the date as is mutually agreeable to the Initial Investors and the Corporation.

          (b) An additional closing (the "Additional Closing") of the sale and purchase of up to an additional 4,265,402 of the Series E Shares under this Agreement shall take place at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts, at 1:00 p.m. on the date as is mutually agreeable to the Additional Investors and the Corporation.

          (c) The Initial Closing and the Additional Closing are each referred to herein as a "Closing."

          (d) The representations of the Corporation in Section 4 hereof and the representations of the Series E Investors in Section 5 hereof shall speak as of the date of the Closing in which such Series E Investor is purchasing Series E Shares.

          2.3.  Shareholders' Agreement. At the Initial Closing, the Corporation
                -----------------------
the participating Series E Investors and the holders of the Corporation's Series A Shares, Series B Shares, Series C Shares and Series D Shares (such holders of Series A Shares, Series B Shares, Series C Shares, Series D Shares and Series E Shares, collectively, after giving effect to the transactions contemplated by this Agreement, the "Preferred Shareholders") shall enter into an Amended and Restated Shareholders' Agreement (the "Shareholders' Agreement") setting forth, among other matters, certain restrictions on disposition of, and options to purchase or sell, the Preferred Shareholders' respective shares of the Corporation's Preferred Stock.

          2.4.  Registration Rights Agreement.  At the Initial Closing, the
                -----------------------------
Corporation, the holders of Series D Shares and the participating Series E Investors shall enter into an Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement") setting forth, among other matters, certain obligations of the Corporation to register the Series D Shares and Series E Shares pursuant to the Securities Act of 1933, as amended (the "Securities Act").

          2.5   Counterpart Signature Pages.  At the Additional Closing, the
                ---------------------------
Additional Investors shall execute a counterpart signature page to this Agreement, the Shareholders' Agreement and the Registration Rights Agreement.

     3.   PURCHASE AND SALE; USE OF PROCEEDS. Subject to the terms and
          ----------------------------------
conditions contained in this Agreement:

          3.1.  Purchase of Series E Shares.  At each Closing the Corporation
                ---------------------------
shall sell and issue to the Series E Investors participating in such Closing, and each of the Series E Investors participating in such Closing shall purchase from the Corporation, the number of Series E Shares set forth opposite his, her or its name on Schedule of Investors attached hereto as Exhibit A, free and
                                                        ---------
clear of all Liens, for the respective purchase prices set forth opposite such name on such Schedule of Investors, and which applicable purchase prices will be paid by each Series E Investor on the date of the applicable Closing.

          3.2.  Use of Proceeds.  The Corporation shall use the proceeds from
                ---------------
the sale of the Series E Shares for working capital and general corporate purposes, including the payment of placement agent fees and the payment of legal fees and expenses of the Series E Investors as provided in section 10.6, for the expansion of the Corporation's business, for capital expenditures, for potential acquisitions and for the repayment of debt.

     4.   THE CORPORATION'S REPRESENTATIONS AND WARRANTIES. Except as set forth
          ------------------------------------------------
in the Schedule of Exceptions attached hereto as

Exhibit B, the Corporation makes the following representations and warranties to
---------
the Series E Investors:

          4.1.  Organization and Authority.  The Corporation is a corporation
                --------------------------
duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Corporation has full corporate power and authority to own its assets and to carry on the Business as presently conducted. The Corporation is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the failure to so qualify would have a material adverse effect on the Corporation's business, properties or financial condition. The Corporation has no subsidiaries and owns no capital stock or other equity interests in any Person. The execution, delivery and performance of this Agreement, the Shareholders' Agreement and the Registration Rights Agreement have been duly authorized by the Corporation's Board of Directors and shareholders, and no further corporate or other action is required on the part of the Corporation in order to authorize this Agreement, the Shareholders' Agreement or the Registration Rights Agreement or the transactions contemplated hereby or thereby, including, without limitation, the issuance of the Series E Shares to the Series E Investors, as set forth on the Schedule of Investors and the issuance of the shares of Common Stock upon conversion of the Series E Shares. Each of this Agreement, the Shareholders' Agreement and the Registration Rights Agreement is the legal, valid and binding obligation of the Corporation, duly enforceable against the Corporation in accordance with its terms.

          4.2.  Capitalization.  The Corporation's authorized capital stock
                --------------
consists solely of 90,000,000 shares, 54,824,782 of which have been designated common stock, par value $.01 per share (the "Common Stock"), of which 200,550 shares are issued and outstanding, and 35,175,218 of which have been designated preferred stock, par value $.01 per share (the "Preferred Stock"). 4,100,000 of the authorized shares of Preferred Stock are designated as "Series A Preferred Stock", all of which are issued and outstanding, 5,533,031 of the authorized shares of Preferred Stock are designated as "Series B Preferred Stock", all of which are issued and outstanding, 4,206,666 of the authorized shares of Preferred Stock are designated as "Series C Preferred Stock", all of which are issued and outstanding, 9,487,179 of the authorized shares of Preferred Stock are designated as "Series D Preferred Stock", 5,213,675 of which are issued and outstanding, and 11,848,342 of the authorized shares of Preferred Stock are designated as "Series E Preferred Stock", none of which are issued and outstanding prior to the date of the initial Closing. As of the date hereof, 4,500,000 of the Corporation's authorized but unissued shares of Common Stock have been reserved for issuance under the Corporation's 1997 Option Plan (the "1997 Plan"), of which options to purchase 3,771,405 shares of Common Stock are currently outstanding. A total of 35,175,218 of the Corporation's authorized but unissued shares of Common Stock have been reserved for issuance upon conversion of the authorized Series A Shares, Series B Shares, Series C Shares, Series D Shares, and Series E Shares whether or not currently issued and outstanding. A total of 4,273,504 of the Corporation's authorized but unissued Series D Shares have been reserved for issuance upon exercise of the Series D Warrants. Except as provided above, the Corporation has no other shares of capital stock reserved for issuance, and no outstanding options or warrants related to its shares of capital stock or any outstanding securities or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire from the Corporation, any shares of capital stock. There are no preemptive or other subscription rights with respect to any shares of capital stock. All of the shares of capital stock which are issued and outstanding have been duly authorized and validly issued and are fully paid and are nonassessable. The Series E Shares to be issued to the Series E Investors pursuant to this Agreement have been duly authorized and when issued in accordance with this Agreement will be validly issued, fully paid and nonassessable. All securities issued by the Corporation prior to the date of this Agreement have been issued in compliance with all applicable securities laws or pursuant to a valid exemption therefrom.

          4.3.  No Conflict or Violation.  Neither the execution of this
                ------------------------
Agreement, the Shareholders' Agreement or the Registration Rights Agreement by the Corporation nor the performance by the Corporation of the transactions contemplated by this Agreement, the Shareholders' Agreement or the Registration Rights Agreement, will result in: (i) a violation of or conflict with the Corporation's Third Amended and Restated Certificate of Incorporation or bylaws;
(ii) a violation of any Laws or any Order to which the Corporation is subject;
(iii) the imposition of any material Lien against the Corporation's assets; or
(iv) a material breach or default under any mortgage, indenture, deed of trust, real property or personal property lease, license, material contract, or other agreement.

          4.4.  Financial Statements.  The Financial Statements were prepared in
                --------------------
accordance with United States generally accepted accounting principles ("GAAP"), applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto). The Financial Statements present fairly in all material respects the financial condition and results of operations of the Corporation of and for the periods covered by the Financial Statements, subject only to ordinary course adjustments for normal, recurring accruals resulting from the year-end audit in the case of the June 30, 1999 financial statements.

          4.5.  Absence of Certain Changes or Events.  Since June 30, 1999, the
                ------------------------------------
Corporation has operated only in the ordinary course and there has been no: (i) material adverse change in the business, financial condition or results of operations of the Corporation, (ii) damage, destruction or loss (whether or not covered by insurance) involving any of the Corporation's assets; (iii) sale or lease or other disposition of any of the Corporation's assets, except for dispositions in the ordinary course; (iv) declaration or payment of any dividend or distribution on any shares of its capital stock or other equity interests;
(v) repurchase or other acquisition of any shares of its capital stock or other equity interests or any outstanding securities convertible into shares of capital stock or of any option, warrant, right, call or commitment relating to shares of capital stock or other equity interests or any outstanding securities convertible into shares of capital stock, or, any grant to any Person of any right to subscribe for or acquire from it, any shares of capital stock or other equity interests; (vi) the granting or creation by the Corporation of any material Lien affecting any of the Corporation's assets; or (vii) to the Corporation's best knowledge, any transaction by the Corporation outside the ordinary course of business.

          4.6.  Consents and Approvals.  Other than consents obtained prior to
                ----------------------
the Closing and except for the applicable requirements of the Securities Act and state securities laws, the execution, delivery and performance by the Corporation of this Agreement, the Shareholders' Agreement or the Registration Rights Agreement and the transactions contemplated hereby or thereby, do not require the consent, approval or authorization of, or any declaration, filing, registration or notice with or to any governmental or regulatory authority, or any other Person, except where the failure to obtain such consent would not have a material adverse effect on the Corporation.

          4.7.  Material Agreements.  Schedule 4.7 of the Schedule of Exceptions
                -------------------
contains a complete and correct list, as of the date of this Agreement, of all material agreements, contracts, commitments, undertakings and other obligations, whether written or oral, involving the Corporation or otherwise relating to the Business, which shall include but are not limited to agreements which entail a commitment of $50,000 or more. True and complete copies of all written agreements, contracts and commitments listed in Schedule 4.7 of the Schedule of Exceptions, including all amendments, have been made available to the Series E Investors. Each such agreement, contract or commitment is a valid and binding agreement of the Corporation and is in full force and effect, and neither the Corporation, nor, to the knowledge of the Corporation, any other party thereto is in default under the terms of any such agreement, contract or commitment.

          4.8.  Absence of Litigation.  There is no material Proceeding which is
                ---------------------
either pending or, to the Corporation's best knowledge, threatened against the Corporation or otherwise involving its assets or the Business, and there are no outstanding Orders against the Corporation or with respect to the Business or the Corporation's assets.

          4.9.  Compliance with Laws.  The Corporation is in compliance in all
                --------------------
material respects, with the Laws applicable to the Corporation, except where the failure to do so would not have a material adverse effect on the Corporation. The Corporation has complied in all material respects with the Laws applicable to the Corporation, except where the failure to do so did not have a material adverse effect on the Corporation. The Corporation has not received notice of violation or alleged violation of any Laws relating to the conduct of the Business which has not been rectified or which remains outstanding.

          4.10. Accounts Receivable.  All accounts receivable reflected on the
                -------------------
Financial Statements and all accounts receivable of the Business that have arisen since the date of the Financial Statements derive from bona fide
                                                              ---- ----
transactions in the ordinary course of the Business and are payable on ordinary terms, less adequate reserves for doubtful accounts as reflected in the Books and Records. No person has asserted or threatened to assert any counterclaims or offsetting claims or defenses to collection of the

Corporation's accounts receivable. The Books and Records as of the date of this Agreement reflect an accurate aging of all accounts receivable. The Corporation is not aware that any of the accounts receivables as of the date of this Agreement are uncollectible or are likely to be uncollectible in the ordinary course within 90 days after origination.

          4.11.  Intellectual Property.  Schedule 4.11 of the Schedule of
                 ---------------------
Exceptions contains a true and complete listing, as they relate to or are used in the Business, of all: (i) trademark registrations and applications in the United States, any state or any other jurisdiction; (ii) common law or unregistered trademarks; (iii) tradenames, (iv) patents and patent applications; and (v) registered copyrights (collectively, the "Intellectual Property"). No proceedings are pending or, to the Corporation's best knowledge, threatened, which challenge the validity of the Corporation's ownership or use of the Intellectual Property. All licensing and similar agreements relating to the Intellectual Property are listed on Schedule 4.11 of the Schedule of Exceptions and are in full force and effect, and there is no default by the Corporation or any other party to such agreements. The Corporation has not received notice of conflict with the asserted rights of other Persons. To its best knowledge, the Corporation is not infringing any patents, trademarks or copyrights and is not misappropriating or violating trade secrets or other proprietary rights of any other Persons. All executive officers of the Corporation have executed an agreement containing an assignment of inventions provision, a form of which has been provided to counsel for the Series E Investors.

          4.12.  Environmental Matters.  The Corporation is in compliance with
                 ---------------------
applicable Environmental Laws. To the Corporation's best knowledge, there is no past or existing event, condition, circumstance or practice or procedure involving or relating to Hazardous Materials or other environmental matters which might interfere with or adversely affect the conduct of the Business as now being conducted, or which would require disclosure, reporting, monitoring, cleanup, remediation or other action on the part of the Corporation or at the Corporation's expense, or which might result in the Corporation's being in violation of or in noncompliance with Environmental Laws.

          4.13.  Employees.  Employees of the Business are employed "at will",
                 ---------
and, except as otherwise provided in this Agreement, the employment of each employee may be terminated at any time, without obligation to pay severance or other payments or benefits. None of the Corporation's employees are represented by any labor union or other organization and, there have been no attempts by or on behalf of the Corporation's employees to be represented by a labor union. There are no controversies pending or, to the Corporation's best knowledge, threatened between the Corporation and its employees or consultants, present or former. The Corporation considers its relations with employees to be good.
Schedule 4.13 of the Schedule of Exceptions also contains a complete and correct list, as of the date of this Agreement, of all bonus, deferred compensation, severance, pension, profit-sharing, retirement, insurance, stock purchase, stock option and other fringe benefit plans, written or otherwise, maintained or sponsored by the

Corporation in which employees or former employees of the Business are eligible to participate.

          4.14.  Undisclosed Liabilities. To the Corporation's best knowledge,
                 -----------------------
neither the Corporation nor the Business is liable for or subject to any material Liabilities, except material Liabilities adequately and specifically disclosed or reserved for in the Financial Statements or, if incurred subsequent to the date of the Corporation's balance sheet included in the Financial Statements, disclosed and adequately reserved for in the Books and Records.

          4.15.  Books of Accounts; Returns and Reports; Taxes. The Corporation
                 ---------------------------------------------
has paid in full all taxes which were due and payable to date, and the Books and Records reflect appropriate accruals and reserves for taxes in respect of current periods which are not yet due and payable. The Corporation has duly and timely filed all tax returns required to have been filed to date in all applicable jurisdictions with respect to the Business or otherwise, except where the failure to so file would not have a material adverse effect on the Corporation. The Corporation has made all deposits required with respect to withholding taxes for employees of the Business.

          4.16.  Transactions With Affiliates. The Corporation has no
                 ----------------------------
outstanding contract, agreement or other arrangement with an Affiliate of the Corporation with respect to the Business, and none of the Corporation's assets is owned by or leased, licensed or otherwise used by the Corporation under grant from any of such Affiliate. There are currently no outstanding shareholder notes or obligations to related parties of the Corporation.

          4.17.  Broker's or Finder's Fees. No broker, finder or other Person
                 -------------------------
acting in a similar capacity, other than Credit Suisse First Boston, has acted directly or indirectly for the Corporation in connection with this Agreement or the transactions contemplated by this Agreement.

          4.18.  Year 2000. Any reprogramming required to permit the proper
                 ---------
functioning, in and following the year 2000, of the Corporation's internal computer systems and equipment containing embedded microchips used in the Corporation's business, and the testing of all such systems and equipment, as so reprogrammed, has been completed. The cost to the Corporation of such reprogramming and testing and the reasonably foreseeable consequences of year 2000 to the Corporation will not have a material adverse effect on the Corporation.

          4.19.  No Misleading Statements. To the Corporation's knowledge, none
                 ------------------------
of this Agreement, the Shareholders' Agreement, the Registration Rights Agreement or any certificate furnished to the Series E Investors in connection herewith (when read together) contain any untrue statement of material fact or omit to state any material fact necessary to make the statements contained herein or therein not misleading in any material respect.

     5.   REPRESENTATIONS AND WARRANTIES OF THE SERIES E INVESTORS. Each of the
          --------------------------------------------------------
Series E Investors makes the following representations and warranties to the Corporation, severally and not jointly, and each with respect only to itself, himself or herself:

          5.1.  Organization and Authority. Such Series E Investor, if not a
                --------------------------
natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Such Series E Investor has full power and authority to enter into this Agreement and to perform its, his or her obligations under this Agreement. The signing, delivery and performance of this Agreement, the Shareholders' Agreement and the Registration Rights Agreement by such Series E Investor have been duly authorized by all necessary action on the part of such Series E Investor, and no further action is required on the part of such Series E Investor in order to authorize this Agreement, the Shareholders' Agreement, the Registration Rights Agreement or the transactions contemplated hereby or thereby. Each of this Agreement, the Shareholders' Agreement and the Registration Rights Agreement constitute the legal, valid and binding obligation of such Series E Investor, duly enforceable against such Series E Investor in accordance with its terms.

          5.2.  No Conflict or Violation. Neither the execution and delivery of
                ------------------------
this Agreement, the Shareholders' Agreement or the Registration Rights Agreement by such Series E Investor nor the performance by such Series E Investor of the transactions contemplated hereby or thereby will result in: (i) a violation of or conflict with the governing documents of such Series E Investor, if not a natural person; (ii) a violation of any Laws or any Order to which such Series E Investor is subject; or (iii) a breach or default under any mortgage, indenture, deed of trust, real property or personal property lease, license, contract or other agreement to which such Series E Investor is subject.

          5.3.  Consents and Approvals. The execution, delivery and performance
                ----------------------
by such Series E Investor of this Agreement, the Shareholders' Agreement and the Registration Rights Agreement and the transactions contemplated hereby and thereby do not require the consent, approval or authorization of, or any declaration, filing, registration or notice with or to any governmental or regulatory or any other Person other than such consents or approvals which have been obtained prior to the date of this Agreement.

          5.4.  Purchase for Investment. (a) Such Series E Investor has
                -----------------------
substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Corporation such that such Series E Investor is capable of evaluating the merits and risks of its investment in the Corporation and has the capacity to protect its own interests. Such Series E Investor is an "accredited investor" as that term is defined in Rule 501 promulgated under the Securities Act of 1933.

          (b) Such Series E Investor is acquiring the Series E Shares for investment, for such Series E Investor's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Such Series E Investor understands that the Series E Shares and Common Stock issuable upon conversion thereof have not been, and will not be when issued, registered under the Securities Act of 1933 and are being issued pursuant to a specific exemption from the registration provisions of the Securities Act of 1933, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the representations as expressed herein.

          (c) Such Series E Investor acknowledges that the Series E Shares and the Common Stock issuable upon conversion thereof must be held indefinitely unless subsequently registered under the Securities Act of 1933 or unless an exemption from such registration is available. Such Series E Investor is aware of the provisions of Rule 144 promulgated under the Securities Act of 1933 which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.

          (d) Such Series E Investor understands that no public market now exits, and that a market may never exist, for any of the securities issued by the Corporation.

          5.5.  Broker's or Finder's Fees.  No broker, finder or other Persons
                -------------------------
acting in a similar capacity has acted directly or indirectly for such Series E Investor in connection with this Agreement and the transactions contemplated hereby.

     6.   POST-CLOSING COVENANT OF THE CORPORATION.
          ----------------------------------------

          6.1.  Insurance.  The Corporation shall keep in full force and effect,
                ---------
and shall pay all premiums on, a term life insurance policy on the life of Joseph Beninati in the amount of $5,000,000 as to which the Corporation shall be the owner and the beneficiary. The Corporation shall keep in full force and effect, and shall pay all premiums on, a Directors and Officers liability insurance policy in the amount of at least $1,000,000 as to which the Corporation shall be the owner and the beneficiary. The Corporation shall increase such amount to at least $5,000,000 prior to the Corporation's Initial Public Offering.

     7.   CLOSING DELIVERIES
          ------------------

          7.1.  The Corporation's Closing Deliveries for the Initial Closing.
                ------------------------------------------------------------
The participating Series E Investors' obligations to purchase the Series E Shares at the Initial Closing are subject to the fulfillment by the Corporation or waiver by the participating Series E Investors of the following conditions at the Initial Closing:

                7.1.1. The representations and warranties made by the Corporation in Section 4 hereof shall be true and correct as of the Initial Closing.

                7.1.2. All covenants, agreements and conditions contained in this Agreement to be performed by the Corporation on or prior to the Initial Closing shall have been performed or complied with unless waived in writing by the Series E Investors purchasing Series E Shares at the Initial Closing.

               7.1.3. The Corporation shall have obtained all necessary state securities law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of Series E Shares and the Common Stock issuable upon conversion of the Series E Shares.

               7.1.4. The Third Amended and Restated Certificate of Incorporation of the Corporation shall have been filed with the Secretary of State of the State of Delaware.

               7.1.5. The Corporation shall deliver a certificate executed by the Chief Executive Officer of the Corporation, dated as of the Initial Closing, certifying that the conditions specified in Sections 7.1.1, 7.1.2 and 7.1.4 of this Agreement have been fulfilled.

               7.1.6. The Corporation shall deliver a certificate dated as of the date of the Initial Closing, of the Secretary of the Corporation certifying as to (i) the certificate of incorporation and bylaws of the Corporation; and
(ii) resolutions of the Board of Directors and the shareholders of the Corporation authorizing the execution, delivery and performance of this Agreement, all documents contemplated by this Agreement and the transactions contemplated by this Agreement.

               7.1.7. The Corporation shall deliver certificates of "good standing" of the Corporation from the Secretaries of State of the States of Delaware, Connecticut, New York, New Jersey and the Commonwealth of Massachusetts.

               7.1.8. The Corporation shall deliver stock certificates issued to the participating Series E Investors for the number of Series E Shares set forth on the Schedule of Investors.

               7.1.9. The Corporation shall deliver the Shareholders' Agreement signed on behalf of the Corporation and by or on behalf of the holders of the Series A Shares, Series B Shares, Series C Shares and Series D Shares.

               7.1.10. The Corporation shall deliver the Registration Rights Agreement signed on behalf of the Corporation.

               7.1.11. The Corporation shall deliver an opinion of Testa, Hurwitz & Thibeault, LLP, counsel to the Corporation in the form attached hereto as Exhibit C.
   ---------

        7.2. Closing Deliveries of the Series E Investors for the Initial
             ------------------------------------------------------------
Closing.  The Corporation's obligations to sell and issue the Series E Shares at
-------
the Initial Closing are subject to the fulfillment by the participating Series E Investors or waiver by Corporation of the following conditions:

               7.2.1. The participating Series E Investors shall deliver to the Corporation the sum set forth opposite its, his or her name in the Schedule of Investors, by wire transfer, representing the purchase price of the Series E Shares to be issued pursuant to this Agreement.

               7.2.2. Each participating Series E Investor shall deliver to the Corporation the Shareholders' Agreement signed by such Series E Investor.

               7.2.3. Each Series E Investor shall deliver to the Corporation the Registration Rights Agreement signed by such Series E Investor.

        7.3. The Corporation's Closing Deliveries for the Additional Closing.
             ---------------------------------------------------------------
The participating Series E Investors' obligations to purchase the Series E Shares at the Additional Closing are subject to the fulfillment by the Corporation or waiver by the participating Series E Investors of the following conditions at the Additional Closing:

               7.3.1. The representations and warranties made by the Corporation in Section 4 hereof shall be true and correct as of the Additional Closing.

               7.3.2. All covenants, agreements and conditions contained in this Agreement to be performed by the Corporation on or prior to the Additional Closing shall have been performed or complied with unless waived in writing by the Series E Investors purchasing Series E Shares at the Additional Closing.

               7.3.3. The Corporation shall have obtained all necessary state securities law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of Series E Shares and the Common Stock issuable upon conversion of the Series E Shares.

               7.3.4. The Third Amended and Restated Certificate of Incorporation of the Corporation shall have been filed with the Secretary of State of the State of Delaware.

               7.3.5. The Corporation shall deliver a certificate executed by the Chief Executive Officer of the Corporation, dated as of the Additional Closing, certifying that the conditions specified in Sections 7.3.1, 7.3.2 and
7.3.4 of this Agreement have been fulfilled.

               7.3.6. The Corporation shall deliver a certificate dated as of the date of the Additional Closing, of the Secretary of the Corporation certifying as to (i) the certificate of incorporation and bylaws of the Corporation; and (ii) resolutions of the Board of Directors and the shareholders of the Corporation authorizing the execution, delivery and performance of this Agreement, all documents contemplated by this Agreement and the transactions contemplated by this Agreement.

               7.3.7. The Corporation shall deliver certificates of "good standing" of the Corporation from the Secretaries of State of the States of Delaware, Connecticut, New York, New Jersey and the Commonwealth of Massachusetts.

                7.3.8. The Corporation shall deliver stock certificates issued to the participating Series E Investors for the number of Series E Shares set forth on the Schedule of Investors.

                7.3.9. The Corporation shall deliver the Shareholders' Agreement signed on behalf of the Corporation and by or on behalf of the holders of the Series A Shares, Series B Shares, Series C Shares and Series D Shares.

                7.3.10. The Corporation shall deliver the Registration Rights Agreement signed on behalf of the Corporation.

                7.3.11. The Corporation shall deliver an opinion of Testa, Hurwitz & Thibeault, LLP, counsel to the Corporation in the form attached hereto as Exhibit C.
   ---------

          7.4. Closing Deliveries of the Series E Investors for the Additional
               ---------------------------------------------------------------
Closing.  The Corporation's obligations to sell and issue the Series E Shares at
-------
the Additional Closing are subject to the fulfillment by the participating Series E Investors or waiver by Corporation of the following conditions:

                7.4.1. The participating Series E Investors shall deliver to the Corporation the sum set forth opposite its, his or her name in the Schedule of Investors, by wire transfer, representing the purchase price of the Series E Shares to be issued pursuant to this Agreement.

                7.4.2. Each participating Series E Investor shall deliver to the Corporation the counterpart signature page to the Shareholders' Agreement signed by such Series E Investor.

                7.4.3. Each Series E Investor shall deliver to the Corporation the counterpart signature page to the Registration Rights Agreement signed by such Series E Investor.

     8. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.  All covenants,
        -----------------------------------------------------
representations and warranties in this Agreement or in any documents delivered pursuant to this Agreement (A) (other than those in Section 4.1 and 4.2) shall survive the Closing for a period of 1 (one) year after the Closing and (B) contained in Sections 4.1 and 4.2 only shall survive the Closing for a period of 3 (three) years after the Closing.

     9. INDEMNIFICATION.
        ---------------

          9.1. Indemnification by the Corporation to the Series E Investors.
               ------------------------------------------------------------
The Corporation shall indemnify, defend and hold each of the Series E Investors, the Affiliates of each Series E Investor, and their respective shareholders, officers, directors, employees, assignees and successors, harmless against, and shall reimburse each of the indemnified Persons on demand on account of, any Losses which may be asserted against, imposed on or incurred by any of them as a result of or arising out of or in any manner relating or attributable to any inaccuracy in or breach of the representations, warranties or covenants on the part of the Corporation in this Agreement or in any document delivered by the Corporation pursuant to this Agreement.

          9.2.  Indemnification by the Series E Investors to the Corporation.
                ------------------------------------------------------------
Each Series E Investor, severally and not jointly, shall indemnify, defend and hold the Corporation and the Corporation's officers, directors, employees, assignees and successors harmless against, and shall reimburse such indemnified Persons on demand on account of, any Losses which may be asserted against, imposed on or incurred by any of them as a result of or arising out of or in any manner relating or attributable to any inaccuracy in or breach of such Series E Investor's representations or warranties in this Agreement or in any document delivered by such Series E Investor pursuant to this Agreement; provided however, such obligation shall not exceed the amount the purchase price paid by such Series E Investor for the Series E Shares as set forth on the Schedule of Investors.

     10. MISCELLANEOUS.
         -------------

          10.1. Notices.  Notices given pursuant to this Agreement must be in
                -------
writing. They shall be deemed to have been duly given: (i) upon delivery or refusal to accept delivery, if hand-delivered; (ii) when transmitted, if sent by fax with confirmed receipt, followed by a "hard" copy delivered by any other method specified in this Section 10.1; or (iii) one (1) business day after being deposited for next-day delivery with Federal Express or other national overnight courier service. In each case, notice shall be addressed to the parties as follows:

          If to the Corporation:
          ---------------------

                Greenwich Technology Partners, Inc.
                43 Gate House Road
                Stamford, Connecticut 06902
                Attention:  Dennis M. Goett
                Fax: (203) 969-1500

          If to the Series E Investors:
          ----------------------------

          To the address of such Series E Investor as set forth on the Schedule of Investors or to such other place and with such other concurrent copies as the parties may subsequently designate by written notice.

          10.2. Amendment; Waiver.  None of the provisions of this Agreement may
                -----------------
be changed, modified, waived or canceled orally or otherwise except in writing, signed by the Corporation and persons holding at least 66 2/3% of the then outstanding

Series E Shares (assuming conversion to Common Stock at the conversion rate then in effect).

          10.3.  Binding Effect; Assignment.  This Agreement is binding on the
                 --------------------------
Corporation, the Series E Investors and their respective successors in interest. No party may assign his or its rights and obligations under this Agreement without the prior written consent of the other parties. There are no third-party beneficiaries of this Agreement, and any intention to afford any right or benefit under this Agreement to any third party is specifically disclaimed.

          10.4.  Entire Agreement.  This Agreement, including the exhibits
                 ----------------
attached hereto, the Shareholders' Agreement and the Registration Rights Agreement embody the entire understanding among the parties with respect to the subject matter of this Agreement. There are no binding agreements or understandings among the parties with respect to the transactions contemplated by this Agreement other than as expressly set forth in this Agreement, the Shareholders' Agreement or the Registration Rights Agreement.

          10.5.  Interpretation; Construction.
                 ----------------------------

                  10.5.1. The terms of this Agreement have been fully negotiated by the parties in consultation with counsel, and the wording of this Agreement has been arrived at by all of them as a result of their joint discussions. Accordingly, no provision of this Agreement shall be construed against a particular party or in favor of another party merely because of which party (or its representatives) drafted or supplied the wording for such provision.

                  10.5.2. Except where otherwise noted in context, all references to "Sections", "Exhibits" or "Schedules" shall be deemed to refer to the sections or subsections, as appropriate, exhibits or schedules of this Agreement.

                  10.5.3. Section headings appearing in this Agreement are inserted solely as reference aids for the ease and convenience of the reader; they shall not be deemed to modify, limit or define the scope or substance of the provisions they introduce, nor shall they be used in construing the intent or effect of such provisions.

                  10.5.4. Where the context requires: (i) use of the singular or plural incorporates the other, and (ii) pronouns and modifiers in the masculine, feminine or neuter gender shall be deemed to refer to or include the other genders.

                  10.5.5. As used in this Agreement, the terms "include(s)" and "including" mean "including but not limited to"; that is each case the example or enumeration which follows the use of either term is illustrative but no exclusive or exhaustive.

          10.6.  Expenses.  The Corporation shall pay (or reimburse the Series E
                 --------
Investors for, as the case may be) the reasonable out-of-pocket fees and disbursements of the Series E Investors incurred in connection with the negotiation and consummation of the transactions contemplated hereby, including attorney and consulting fees and disbursements incurred by a single counsel on behalf of the Series E Investors, in an aggregate amount not to exceed $20,000.

          10.7.  Multiple Counterparts.  This Agreement may be signed in one or
                 ---------------------
more counterparts, each of which shall be deemed to be an original and all of which shall be considered one and the same agreement and shall become effective when each of the parties has signed and delivered a counterpart to the other.

          10.8.  Further Assurances.  The parties agree, upon request and for no
                 ------------------
additional consideration, to sign, acknowledge and deliver any documents and to do anything else which the other may reasonably request in order to carry out more completely the purpose and intent of this Agreement consistent with its terms.

          10.9.  Governing Law.  This Agreement shall be governed by and
                 -------------
interpreted according to the Laws of the State of Delaware, but without giving effect to any Delaware choice of law provisions which might otherwise make the Laws of a different jurisdiction govern or apply.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Corporation and the participating Series E Investors have executed this Agreement as of the day and year first above written.

                                       Greenwich Technology Partners, Inc.

                                       /s/ Dennis M. Goett
                                           -------------------------------------
                                            Name:
                                            Title:

SERIES E INVESTOR:

CHASE VENTURE CAPITAL ASSOCIATES, L.P.

/s/ Stephen Murray
    -----------------------------
     its General Partner

By:______________________________

SERIES E INVESTOR:

CREDIT SUISSE FIRST BOSTON VENTURE FUND I, L.P.

By: QBB MANAGEMENT FUND I, LLC,
    its General Partner

/s/ William J.B. Brady III
    ----------------------

SERIES E INVESTOR:

FG-GTPF

/s/ Kathleen E. Shepphird
    ---------------------------
Name: Kathleen E. Shepphird
Title: Managing Director

SERIES E INVESTOR:

STV PARTNERS III, L.L.C.


By: Jerome C. Silvey,
    its General Manager


/s/ Jerome C. Silvey
    ----------------------------

SERIES E INVESTOR:

WHEATLEY PARTNERS II L.P.


/s/ Irwin Lieber
    ----------------------------
     Irwin Lieber
     General Partner

SERIES E INVESTOR:

VANTAGEPOINT VENTURE PARTNERS 1996


By:  VantagePoint Associates, LLC,
     its General Partner


/s/ James D. Marver
    ----------------------------
     Name: James D. Marver
     Title: Managing Member

SERIES E INVESTOR:

VANTAGEPOINT COMMUNICATIONS
 PARTNERS, LP


By:  VantagePoint Communications Associates, LLC,
     its General Partner


/s/ James D. Marver
    ----------------------------
     Name: James D. Marver
     Title: Managing Member

                              /s/ Edwin J. O'Mara
                                  -------------------------------
                              Name: Edwin J. O'Mara
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/13/99
                                     ----------------------------




                              /s/ John Stopper
                                  -------------------------------
                              Name: John Stopper
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/20/99
                                     ----------------------------




                              /s/ Laurence Pinkus
                                  -------------------------------
                              Name: Laurence Pinkus
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/11/99
                                     ----------------------------




                              /s/ Kevin Bock
                                  -------------------------------
                              Name: Kevin Bock
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/18/99
                                     ----------------------------



                              /s/ James Tucci
                                  -------------------------------
                              Name: James Tucci
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/18/99
                                     ----------------------------

                              /s/ Robert Berlin
                                  -------------------------------
                              Name: Robert Berlin
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/11/99
                                     ----------------------------




                              /s/ John V. Wheeler
                                  -------------------------------
                              Name: John V. Wheeler
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/13/99
                                     ----------------------------



                              /s/ L. David Cardenas
                                  -------------------------------
                              Name: L. David Cardenas
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/11/99
                                     ----------------------------



                              /s/ Louis J. Mischianti
                                  -------------------------------
                              Name: Louis J. Mischianti
                                    -----------------------------
                              Title:_____________________________

                              Date:______________________________




                              /s/ James A. Conroy
                                  -------------------------------
                              Name: James A. Conroy
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/11/99
                                     ----------------------------

                              /s/ Emil Roymans
                                  -------------------------------
                              Name: Emil Roymans
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/15/99
                                     ----------------------------


                              /s/ Paul A. Rubin
                                  -------------------------------
                              Name: Paul A. Rubin
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/11/99
                                     ----------------------------


                              /s/ Scott M. Freeman
                                  -------------------------------
                              Name: Scott M. Freeman
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/12/99
                                     ----------------------------



                              /s/ Michael J. Schmidtberger
                                  -------------------------------
                              Name: Michael J. Schmidtberger
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/12/99
                                     ----------------------------



                              /s/ Michael Grossman
                                  -------------------------------
                              Name: Michael Grossman
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/14/99
                                     ----------------------------



                              /s/ Karl Frey
                                  -------------------------------
                              Name: Karl Frey
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/11/99
                                     ----------------------------

                              EPFL Partners

                              /s/ Russell Carpenteri
                                  -------------------------------
                              Name: Russell Carpenteri
                                    -----------------------------
                              Title: Partner
                                     ----------------------------

                              Date:  10/12/99
                                     ----------------------------


                              /s/ John D. Miller
                                  -------------------------------
                              Name: John D. Miller
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/14/99
                                     ----------------------------



                              /s/ Deborah A. Farrington
                                  -------------------------------
                              Name: Deborah A. Farrington
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/14/99
                                     ----------------------------

                        /s/ Gerard F. Becker and Christine B. Becker
                           ----------------------------------------------
                        Name: Gerard F. Becker and Christine B. Becker
                              -------------------------------------------
                        Title:___________________________________________

                        Date:  10/13/99
                               ------------------------------------------


                        /s/ Nicholas A. Johnson and Patricia A. Johnson
                            ---------------------------------------------
                        Name: Nicholas A. Johnson and Patricia A. Johnson
                              -------------------------------------------
                        Title:___________________________________________

                        Date:  11/29/99
                               ------------------------------------------



                              Clemente Family Trust


                              /s/ Richard Clemente
                                  ---------------------------------------
                              Name: Richard Clemente
                                    -------------------------------------
                              Title: Trustee
                                     ------------------------------------

                              Date:  10/13/99
                                     ------------------------------------


                              BMZ Investments

                              /s/ Stacey Cox
                                  ---------------------------------------
                              Name: Stacey E. Cox
                                    -------------------------------------
                              Title: Partner
                                     ------------------------------------

                              Date:  10/13/99
                                     ------------------------------------



                              /s/ Richard J. Testa
                                  ---------------------------------------
                              Name: Richard J. Testa
                                    -------------------------------------
                              Title:_____________________________________

                              Date:______________________________________

                              /s/ Anthony M. Carvette
                                  -------------------------------
                              Name: Anthony M. Carvette
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/20/99
                                     ----------------------------



                              /s/ Greg Berger
                                  -------------------------------
                              Name: Greg Berger
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/15/99
                                     ----------------------------



                              /s/ Kevin J. Kitson
                                  -------------------------------
                              Name: Kevin J. Kitson
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/11/99
                                     ----------------------------



                              /s/ Brian J. Flynn
                                  -------------------------------
                              Name: Brian J. Flynn
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/12/99
                                     ----------------------------



                              /s/ Angus M. Green
                                  -------------------------------
                              Name: Angus M. Green
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/13/99
                                     ----------------------------



                              /s/ Joseph A. Cabrera
                                  -------------------------------
                              Name: Joseph A. Cabrera
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/14/99
                                     ----------------------------

                              /s/ Clint Heiden
                                  -------------------------------
                              Name: Clint Heiden
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/16/99
                                     ----------------------------



                              /s/ Stephen B. Seigel
                                  -------------------------------
                              Name: Stephen B. Seigel
                                    -----------------------------
                              Title:_____________________________

                              Date:______________________________



                              /s/ DHW Turner
                                  -------------------------------
                              Name: DHW Turner
                                    -----------------------------
                              Title:_____________________________

                              Date:  10/22/99
                                     ----------------------------



                              /s/ Dennis M. Goett
                                  -------------------------------
                              Name: Dennis M. Goett
                                    -----------------------------
                              Title:_____________________________

                              Date:______________________________

                              IRA f/b/o Dennis M. Goett

                              /s/ Dennis M. Goett
                                  -------------------------------
                              Name:______________________________
                              Title:_____________________________

                              Date:  10/11/99
                                     ----------------------------

                         /s/ S. Elizabeth Press and Mark Andrew Mohn
                             ---------------------------------------
                         Name: Elizabeth Press and Mark Andrew Mohn
                               -------------------------------------
                         Title:_____________________________________

                         Date:  10/13/99
                                ------------------------------------



                              /s/ Paul C. Carey
                                  ----------------------------------
                              Name: Paul C. Carey
                                    --------------------------------
                              Title:________________________________

                              Date:  10/13/99
                                     -------------------------------



                              /s/ Samer Tawfik
                                  ----------------------------------
                              Name: Samer Tawfik
                                    --------------------------------
                              Title:________________________________

                              Date:  10/14/99
                                     -------------------------------



                              HIGHWOOD PARTNERS LLC


                              /s/ Ari Horowitz
                                  ----------------------------------
                              Name: Ari Horowitz
                                    --------------------------------
                              Title: CEO
                                     -------------------------------

                              Date:  10/14/99
                                     -------------------------------



                              /s/ William Cox and Beatrice Cox
                                  ----------------------------------
                              Name: William Cox and Beatrice Cox
                                    --------------------------------
                              Title:________________________________

                              Date:  10/15/99
                                     -------------------------------

                              /s/ Gregory W. Carney
                                  ------------------------------------
                              Name: Gregory W. Carney
                                    ----------------------------------
                              Title:__________________________________

                              Date:  10/15/99
                                     ---------------------------------



                              /s/ Paul T. Goldman
                                  ------------------------------------
                              Name: Paul T. Goldman
                                    ----------------------------------
                              Title:__________________________________

                              Date:  10/15/99
                                     ---------------------------------




                              /s/ Donald K. Bryan and Belinda B. Bryan
                                  ------------------------------------
                              Name: Donald K. Bryan
                                    ----------------------------------
                              Title:__________________________________

                              Date:  10/14/99
                                     ---------------------------------



                              /s/ Edward Cettina
                                  ------------------------------------
                              Name: Edward Cettina
                                    ----------------------------------
                              Title:__________________________________

                              Date:  10/17/99
                                     ---------------------------------



                              /s/ Elio Cettina
                                  ------------------------------------
                              Name: Elio Cettina
                                    ----------------------------------
                              Title:__________________________________

                              Date:  10/18/99
                                     ---------------------------------

                              The CIT Group/Equity Investments, Inc.

                              /s/ Mark Vander Veen
                                  ------------------------------------
                              Name: Mark Vander Veen
                                   -----------------------------------
                              Title: Vice President
                                     ---------------------------------

                              Date:  10/27/99
                                     ---------------------------------

                              Chase Venture Capital Associates L.P.

                              /s/ Donald J. Hofmann
                                  ------------------------------------
                              Name: Donald J. Hofmann
                                    ----------------------------------
                              Title: General Partner
                                     ---------------------------------

                              Date:  10/19/99
                                     ---------------------------------


                       VantagePoint Communications Partners, L.P.
                       By: VantagePoint Communications Associate, L.L.C.,
                           Its General Partner

                       /s/ James D. Marver
                           -------------------------------------------
                       Name: James D. Marver
                             -----------------------------------------
                       Title:  Managing Member
                               ---------------------------------------


                              VantagePoint Venture Partners 1996, L.P.
                              By: VantagePoint Associates, L.L.C.,
                                  Its General Partner

                              /s/ James D. Marver
                                  ------------------------------------
                              Name: James D. Marver
                                    ----------------------------------
                              Title: Managing Director
                                     ---------------------------------



                              /s/ Mark B. Templeton
                                  ------------------------------------
                              Name: Mark B. Templeton
                                    ----------------------------------
                              Title:__________________________________

                              Date:  12/30/99
                                     ---------------------------------

                              /s/ Mark Wolfenberger
                                  ------------------------------------
                              Name: Mark Wolfenberger
                                    ----------------------------------
                              Title:__________________________________

                              Date:  01/03/00
                                     ---------------------------------



                              /s/ Frank P. Slattery
                                  ------------------------------------
                              Name: Frank P. Slattery
                                    ----------------------------------
                              Title:__________________________________

                              Date:  12/30/99
                                     ---------------------------------



                              /s/ Jeffrey A. Wrona
                                  ------------------------------------
                              Name: Jeffrey A. Wrona
                                    ----------------------------------
                              Title:__________________________________

                              Date:  01/04/00
                                     ---------------------------------



                              /s/ Michael K. Ma
                                  ------------------------------------
                              Name: Michael K. Ma
                                    ----------------------------------
                              Title:__________________________________

                              Date:  01/03/99
                                     ---------------------------------


                              /s/ Kurt Weber
                                  ------------------------------------
                              Name: Kurt Weber
                                    ----------------------------------
                              Title:__________________________________

                              Date:  12/31/99
                                     ---------------------------------

                              UGE Enterprises LLC

                              /s/ Roger Cozzi
                                  ------------------------------------
                              Name: Roger Cozzi
                                    ----------------------------------
                              Title: Partner
                                     ---------------------------------

                              Date:  01/06/00
                                     ---------------------------------

                              Edgell Street Partners

                              /s/ James Harasimowicz
                                  ------------------------------------
                              Name: James Harasimowicz
                                    ----------------------------------
                              Title: Managing Partner
                                     ---------------------------------

                              Date:  01/12/00
                                     ---------------------------------



                              /s/ Dennis M. Goett
                                  ------------------------------------
                              Name: Dennis M. Goett
                                    ----------------------------------
                              Title:__________________________________

                              Date:  12/30/99
                                     ---------------------------------



                              /s/ Jill Catania
                                  ------------------------------------
                              Name: Jill Catania
                                    ----------------------------------
                              Title:__________________________________

                              Date:  12/30/99
                                     ---------------------------------


                              /s/ Geryl W. Darington
                                  ------------------------------------
                              Name: Geryl W. Darington
                                    ----------------------------------
                              Title:__________________________________

                              Date:  12/31/99
                                     ---------------------------------


                              /s/ Robert J. Garbarino
                                  ------------------------------------
                              Name: Robert J. Garbarino
                                    ----------------------------------
                              Title:__________________________________

                              Date:  12/30/99
                                     ---------------------------------


                              /s/ Don Henderson
                                  ------------------------------------
                              Name: Don Henderson
                                    ----------------------------------
                              Title:__________________________________

                              Date:  01/03/00
                                     ---------------------------------

                              /s/ Bruce M. Tanis
                                  ------------------------------------
                              Name: Bruce M. Tanis
                                    ----------------------------------
                              Title:__________________________________

                              Date:  12/31/99
                                     ---------------------------------



                              /s/ Peter Cherasia
                                  ------------------------------------
                              Name: Peter Cherasia
                                    ----------------------------------
                              Title:__________________________________

                              Date:  01/06/00
                                     ---------------------------------



                              /s/ Michael A. Tunstall
                                  ------------------------------------
                              Name: Michael A. Tunstall
                                    ----------------------------------
                              Title:__________________________________

                              Date:  01/03/00
                                     ---------------------------------



                              /s/ Wayne A. Segal
                                  ------------------------------------
                              Name: Wayne A. Segal
                                    ----------------------------------
                              Title:__________________________________

                              Date:  01/04/00
                                     ---------------------------------


                              /s/ Tony Trousset
                                  ------------------------------------
                              Name: Tony Trousset
                                    ----------------------------------
                              Title:__________________________________

                              Date:  01/04/00
                                     ---------------------------------


                         /s/ S. Elizabeth Press and Mark Andrew Mohn
                             -----------------------------------------
                         Name: Elizabeth Press and Mark Andrew Mohn
                               ---------------------------------------
                         Title:_______________________________________

                         Date:  01/05/00
                                --------------------------------------

                              /s/ Richard Haverly
                                 -------------------------------------
                              Name: Richard Haverly
                                    ----------------------------------
                              Title:__________________________________

                              Date:___________________________________


                              HIGH STREET INVESTORS 2000
                              By: Testa, Hurwitz & Thibeault, LLP

                              /s/ George W. Thibeault
                                  ------------------------------------
                              Name: George W. Thibeault
                                    ----------------------------------
                              Title: Partner
                                     ---------------------------------

                              Date:  01/14/00
                                     ---------------------------------


                              /s/ Kevin M. Barry
                                  ------------------------------------
                              Name: Kevin M. Barry
                                    ----------------------------------
                              Title:__________________________________

                              Date:  01/14/00
                                     ---------------------------------

                                   EXHIBIT A
                                   ---------

                                Initial Closing
                                ---------------

                    Name of Series E Investor        Registrable Securities
                    -------------------------     ----------------------------
Chase Venture Capital Associates, L.P.                      4,739,337
Credit Suisse First Boston Venture Fund I, L.P.               236,967
STV Partners III, L.L.C.                                      473,934
FG-GTPF                                                       236,967
Vantagepoint Communications Partners, LP                      947,867
Vantagepoint Venture Partners 1996, L.P.                      473,934
Wheatley Partners II L.P.                                     473,934


                           First Additional Closing
                           ------------------------

                 Name of Series E Investor         Registrable Securities
                 -------------------------      -----------------------------
Edwin J. O'Mara                                             7,108
John Stopper                                               23,696
Laurence Pinkus                                             4,739
Kevin Bock                                                 50,236
James Tucci                                                59,241
Robert Berlin                                              11,848
John V. Wheeler                                            11,848
L. David Cardenas and Stacey J. Cardenas                    2,369
Louis J. Mischianti                                        23,696
James A. Conroy                                             4,739
Emil A. Roymans                                             2,369
Paul A. Rubin                                               7,109
Scott M. Freeman                                            4,739
Michael J. Schmidtberger                                    4,739
Michael A. Grossman                                         5,924
Karl Frey                                                  11,848
EPFL Partners                                               4,739
John D. Miller                                             11,848
Deborah A. Farrington                                       2,369
Gerard F. Becker and Christine B. Becker                   11,848
Nils A. Johnson and Patricia A. Johnson                     9,478
Clemente Family Trust                                       9,478
BMZ Investments                                            23,696
Richard J. Testa                                            9,952
Anthony M. Carvette                                        23,696
Greg Berger                                                 5,924

                 Name of Series E Investor         Registrable Securities
                 -------------------------      -----------------------------
Kevin J. Kitson                                            47,393
Brian J. Flynn                                              4,739
Angus M. Green                                             18,957
Joseph A. Cabrera                                          11,848
Clint Heiden                                               23,696
Stephen B. Seigel                                          47,393
David HW Turner                                            11,848
Dennis M. Goett                                            18,957
IRA FBO Dennis M. Goett                                    28,435
S. Elizabeth Press and Mark Andrew Mohn                    10,000
Paul C. Carey                                              18,957
Samer Tawfik                                              142,180
Highwood Partners LLC                                      14,218
William C. Cox III and Beatrice I. Cox                      9,478
Gregory W. Carney                                          11,848
Paul T. Goldman                                             7,109
Donald K. Bryan and Belinda B. Bryan                       11,848
Edward Cettina                                              7,109
Elio Cettina                                                7,109
The CIT Group/Equity Investments, Inc.                    473,934
Chase Venture Capital Associates, L.P.                    473,933
VantagePoint Venture Partners 1996, L.P.                  157,820
VantagePoint Communications Partners, L.P.                316,114

                           Second Additional Closing
                           -------------------------

                 Name of Series E Investor         Registrable Securities
                 -------------------------      -----------------------------
Mark B. Templeton                                          11,848
Mark Wolfenberger                                          23,696
Frank P. Slattery                                           4,739
Jeffrey Wrona                                               4,739
Michael Ma                                                  4,739
Kurt Weber                                                 11,848
UGE Enterprises LLC                                         4,739
Edgell Street Partners                                      7,109
Dennis M. Goett                                            14,218
Jill Catania                                                4,739
Geryl Darington                                            11,848
Robert Garbarino                                           23,696
Donald Henderson                                            9,478
Bruce M. Tanis                                             11,848
Peter Cherasia                                             23,696
Michael Tunstall                                           35,545
Wayne A. Segal                                             23,696
Anthony Trousett                                           23,696
S. Elizabeth Press and Mark Andrew Mohn                    20,000
Richard Haverly                                           100,000
High Street Investors 2000                                 47,393
Kevin M. Barry                                              4,739

                                   EXHIBIT B
                                   ---------

                            Schedule of Exceptions

                                 See Attached

                                   EXHIBIT C
                                   ---------


              Form of Opinion of Testa, Hurwitz & Thibeault, LLP